The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund (the “Fund”)

Supplement, dated August 26, 2019, to:

•	the Fund’s Prospectus, dated April 30, 2019 (the “Prospectus”);

•	the Fund’s Summary Prospectus, dated April 30, 2019 (the “Summary Prospectus”); and

•	the Fund’s Statement of Additional Information, dated April 30, 2019 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI and should be read in conjunction with the Prospectus, Summary Prospectus, and SAI.

The address of PineBridge Investments LLC (the “Adviser”), the Fund’s investment adviser, has changed. Effective immediately, therefore, all references to the Adviser’s address are changed to PineBridge Investments LLC, Park Avenue Tower, 65 East 55th Street, New York, New York 10022.

Please retain this supplement for future reference.

PBI-SK-004-0100